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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Form S-8 Registration Statement of Central Wireless, Inc of our report dated March 5, 2003, accompanying the consolidated financial statements of Central Wireless, Inc.




/s/ HEIN + ASSOCIATES LLP
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HEIN + ASSOCIATES LLP
Dallas, Texas
October 28, 2003